UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   August 4, 2004

MIDWAY GAMES INC.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-12367 (Commission File Number)	22-2906244 (I.R.S. Employer Identification Number)

2704 West Roscoe Street, Chicago, Illinois 60618

(Address of Principal Executive Offices)     (Zip Code)

Registrant’s telephone number, including area code:  (773) 961-2222

Item 5.                                                           Other Events and Regulation FD Disclosure.

On August 4, 2004, Midway Games Inc. issued a press release announcing corrected financial results for the second quarter of 2004.  A copy of the press release is attached to this report as Exhibit 99.1.  Exhibit 99.1 is incorporated herein by this reference.

Item 7.                                                           Financial Statements and Exhibits.

(c)                                  Exhibits

Exhibits	Description
99.1	Press Release of Midway Games Inc. dated August 4, 2004

Item 12.                                                    Results of Operations and Financial Condition.

On August 4, 2004, Midway Games Inc. issued a press release announcing corrected financial results for the second quarter of 2004.  A copy of the press release is attached to this report as Exhibit 99.1.  Exhibit 99.1 is incorporated herein by this reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDWAY GAMES INC.

August 4, 2004	By:	/s/ Deborah K. Fulton
Deborah K. Fulton
Senior Vice President, Secretary
and General Counsel

Exhibit Index

Exhibits	Description
99.1	Press Release of Midway Games Inc. dated August 4, 2004